Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Alternative Assets, L.P., (ii) Apollo International Management, L.P., (iii) Apollo International Management GP, LLC, (iv) Apollo Management Holdings, L.P. and (v) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Alternative Assets, L.P.

Date of Event Requiring Statement:  June 11, 2012

Issuer Name and Ticker or Trading Symbol:  Noranda Aluminum Holding Corp [NOR]

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:		Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President